UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – November 14, 2013
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 9, 2013, Allegion plc (the “Company”) filed its Certificate of Incorporation (the “Certificate of Incorporation”) with the Irish Registrar of Companies. Effective as of November 17, 2013, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”). A description of the material provisions of the Amended and Restated Articles is included under the section “Description of Our Share Capital” in the Information Statement, filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The description is qualified in its entirety by reference to the Amended and Restated Articles and the Certificate of Incorporation, filed as Exhibits 3.1 and 3.2, respectively, to the Company’s Registration Statement on Form 10, dated June 17, 2013 (as amended, the “Registration Statement”), each of which is incorporated herein by reference.

Item 8.01	Other Events.
The Company previously filed with the U.S. Securities and Exchange Commission the Registration Statement relating to the distribution of its ordinary shares in connection with the spin-off of Ingersoll-Rand plc’s commercial and residential security businesses. On November 14, 2013, the Registration Statement became effective, resulting in the Company becoming subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. The Registration Statement includes an Information Statement that describes the distribution and provides information regarding the business and management of the Company. The Information Statement is included as exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein,
As further described in the Information Statement, the Company expects to distribute one of its ordinary shares for every three ordinary shares of Ingersoll Rand held of record as of 5:00 p.m., New York City time on November 22, 2013. The distribution is expected to occur at 12:01 a.m. on December 1, 2013. The ordinary shares of the Company are expected to begin trading on the New York Stock Exchange under ticker symbol “ALLE” on December 2, 2013, the first trading day following the distribution.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1
Amended and Restated Memorandum and Articles of Association of Allegion plc (incorporated by reference to Exhibit 3.1 to Allegion plc’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 17, 2013, as amended (file number 001-35971)).

3.2
Certificate of Incorporation of Allegion plc (incorporated by reference to Exhibit 3.2 to Allegion plc’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 17, 2013, as amended (file number 001-35971)).

99.1	Information Statement of Allegion plc, dated November 14, 2013.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	November 15, 2013	/s/ Barbara A. Santoro
Barbara A. Santoro Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1
Amended and Restated Memorandum and Articles of Association of Allegion plc (incorporated by reference to Exhibit 3.1 to Allegion plc’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 17, 2013, as amended (file number 001-35971)).

3.2
Certificate of Incorporation of Allegion plc (incorporated by reference to Exhibit 3.2 to Allegion plc’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 17, 2013, as amended (file number 001-35971)).

99.1	Information Statement of Allegion plc, dated November 14, 2013.